EXHIBIT

                                                                           24.1

                 CONSENT OF NEVOSO, PIVIROTTO, PINKHAM & FOSTER

                        Certified Public Accountants, LLC


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

                       Nevoso, Pivirotto, Pinkham & Foster
                                               CERTIFIED PUBLIC ACCOUNTANTS, LLC

                         Report of Independent Auditors

We consent to the incorporation by reference in this Registration Statement of The Tirex Corporation Inc. on Form S-8 of our report dated October 9, 1997, appearing in the incorporated by reference Annual Report on Form 10-KSB of The Tirex Corporation for the year ended June 30, 1997.

                                       /s/ Nevoso, Pivirotto, Pinkham & Foster
                                           Certified Public Accountants, LLC
                                           -------------------------------------
                                           Nevoso, Pivirotto, Pinkham & Foster
                                           Certified Public Accountants, LLC

August 24, 1998
Fairfield, New Jersey


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